  NUMBER                                                                SHARES
IC                    INSIGHT COMMUNICATIONS COMPANY, INC.

                   INCORPORATED UNDER THE LAWS OF DELAWARE

CLASS A COMMON STOCK                                   CUSIP 45768V 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that







is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) PER SHARE OF THE CLASS A COMMON STOCK OF

Insight Communications Company, Inc. (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Certificate of Incorporation and By-Laws of the Corporation and any amendments thereto, to all of which the holder of this Certificate by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.
                           WITNESS the facsimile seal of the Corporation and the fascimile signatures of its duly authorized officers.

                  Dated:

[SEAL]

                                       Secretary                      President
Countersigned:

By    The Bank of New York        Transfer Agent

                            Authorized Signature


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                     INSIGHT COMMUNICATIONS COMPANY, INC.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common               UNIF GIFT MIN ACT -                   Custodian
TEN ENT - as tenants by the entireties                            ----------------           ----------------
JT TEN  - as joint tenants with right                                  (Cust)                     (Minor)
          of survivorship and not as                                      under Uniform Gifts to Minors
          tenants in common                                               Act
                                                                              -----------------
                                                                                   (State)

   Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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------------------------------------------------------------------------- Shares
of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------------


                     NOTICE:
                             ---------------------------------------------------
                             THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.